UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2003

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification No.)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:
(801) 345-6100

N/A
(Former name or former address, if changed since last report)

Item 7.         Financial Statements and Exhibits.

(c) EXHIBITS.
EXHIBIT NO. 99.1	DESCRIPTION Text of Nu Skin Enterprises' Annual Report

Item 9.         Regulation FD Disclosure.

An electronic copy of the text of Nu Skin Enterprises’ Annual Report as attached hereto as Exhibit 99.1 is not filed, but is furnished pursuant to Regulation FD. This Annual Report was first mailed out on or about April 25, 2003. A complete copy of the Annual Report can be obtained on the company’s website, www.nuskinenterprises.com or by contacting the company’s Investor Relations Department, telephone: 801-345-6100, e-mail: callen@nuskin.com, address: 75 West Center Street, Provo, UT 84601.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ Ritch N. Wood
Ritch N. Wood
Chief Financial Officer

Date:    April 25, 2003

EXHIBIT INDEX

Exhibit No. 99.1	Exhibit Description Text of Nu Skin Enterprises' Annual Report